                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                         ------------------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 25, 1996



                        THERMADYNE HOLDINGS CORPORATION
               (Exact name of Registrant as specified in charter)



          DELAWARE                       0-23378                 74-2482571
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)




            101 SOUTH HANLEY ROAD                                  63105
             ST. LOUIS, MISSOURI                                 (Zip Code)
  (Address of principal executive offices)



      Registrant's telephone number, including area code:  (314) 721-5573

                         ------------------------------


                    Number of sequentially numbered pages
                                                          -----
                        Exhibit index appears on page
                                                      -----

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Company's press release dated June 27, 1996 and filed herewith as
         Exhibit 2.4 is incorporated by reference herein.

ITEM 5.  OTHER EVENTS

         The Company's press release dated June 27, 1996 and filed herewith as
         Exhibit 2.4 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits.


    2.1     -     Stock Purchase Agreement, dated as of April 19, 1996, by and among Incentive A/S, Thermadyne Holdings Corporation and
                  Clarke Holding Corporation.

    2.2     -     Amendment to Stock Purchase Agreement, dated as of June 27,
                  1996, by and among Thermadyne Holdings Corporation, Clarke
                  Holding Corporation and Clarke Cleaning Equipment Corporation.

    2.3     -     Amended and Restated Credit Agreement, dated as of June 25,
                  1996, by and among Thermadyne Holdings Corporation, various lending institutions and Bankers Trust Company, as Agent.

    2.4     -     Press Release dated June 27, 1996.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THERMADYNE HOLDINGS CORPORATION

Date: July 10, 1996                     By: James H. Tate
                                            ------------------------------------
                                            James H. Tate
                                            Senior Vice President and
                                              Chief Financial Officer

                 The registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission, upon request, copies of any omitted schedule to the Stock Purchase Agreement, dated as of April 19, 1996, by and among Incentive A/S, Thermadyne Holdings Corporation and Clarke Holding Corporation, as amended, or to the Amended and Restated Credit Agreement, dated as of June 25, 1996, by and among Thermadyne Holdings Corporation, various lending institutions and Bankers Trust Company, as Agent.


                                        THERMADYNE HOLDINGS
                                        CORPORATION



Date:  July 10, 1996                    By:  James H. Tate
                                             -----------------------------------
                                             James H. Tate
                                             Senior Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit                                                                                          Page
         -------                                                                                          ----
         2.1     -        Stock Purchase Agreement, dated as of April 19, 1996, by and among
                          Incentive A/S, Thermadyne Holdings Corporation and Clarke Holding
                          Corporation.

         2.2     -        Amendment to Stock Purchase Agreement, dated as of June 27, 1996, by and among Thermadyne Holdings Corporation, Clarke Holding Corporation
                          and Clarke Cleaning Equipment Corporation.

         2.3     -        Amended and Restated Credit Agreement, dated as of June 25, 1996, by and among Thermadyne Holdings Corporation, various lending institutions and Bankers Trust Company, as Agent.

         2.4     -        Press Release dated June 27, 1996.
